                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                  FIRST BANCORP
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                  FIRST BANCORP
                            1519 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00908
                                 (787) 729-8200


                                NOTICE OF MEETING
                                       AND
                                 PROXY STATEMENT
                               ------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON April 26, 2001

To the Stockholders of First BanCorp Puerto Rico:


NOTICE IS HEREBY GIVEN that pursuant to a resolution of the Board of Directors and Section 2 of the Corporation Bylaws, the 2001 Annual Meeting of Stockholders of First BanCorp will be held at its principal offices located at 1519 Ponce de Leon Avenue, Santurce, San Juan, Puerto Rico, on Thursday, April 26, 2001, at 2:00 p.m., for the purpose of considering and taking action on the following matters, all of which are more completely set forth in the accompanying Proxy Statement.

         1. To elect three (3) directors for a term of three years or until their successors have been elected and qualified.

         2. To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation's independent accountants for fiscal year 2001.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The stockholders or their representatives should register their credentials or proxies with the Corporation's Secretary on or before 2:00 p.m. of the day of the meeting.

The Board of Directors has set March 15, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

San Juan, Puerto Rico
March 29, 2001

                       By order of the Board of Directors

        Antonio R. Escriba-Oliver, Esq.         Angel Alvarez Perez, Esq.
                Secretary                       Chairman, President & CEO




YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY THAT YOU GIVE IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                                  FIRST BANCORP
                            1519 Ponce de Leon Avenue
                           Santurce, Puerto Rico 00908

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON April 26, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First BanCorp ("the Corporation") for use at the Annual Meeting of Stockholders to be held at the Corporation's main offices located at 1519 Ponce de Leon Avenue, Santurce, Puerto Rico, on the 26th day of April, 2001, at 2:00 p.m., and at any adjournment thereof. This Proxy Statement is expected to be mailed to stockholders of record on or about March 29, 2001.

                           SOLICITATION AND REVOCATION

    Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy form have been designated as proxies by the Board of Directors. Shares represented by properly executed proxies received will be voted at the Meeting in accordance with the instructions you specify in the proxy. If you do not give instructions to the contrary, each proxy received will be voted for the matters described below. Any proxy given as a result of this solicitation may be revoked by the stockholder at any time before it is exercised in the following manner: (i) submitting a written notification to the Secretary of First BanCorp, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving proper notice to the Secretary of his or her intention to vote in person. The proxies that are being solicited may be exercised only at the Annual Meeting of First BanCorp or at any adjournment of the Meeting.

    Each proxy solicited hereby gives discretionary authority to the Board of Directors of the Corporation to vote the proxy with respect to (i) the election of any person as director if any nominee is unable to serve, or for good cause will not serve; (ii) matters incident to the conduct of the meeting; (iii) the approval of minutes of the previous Annual Meeting held on April 27, 2000; and
(iv) such other matters as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the Annual Meeting, the Board of Directors is not aware of any business which may properly come before the Annual Meeting other than that described in this Proxy Statement. However, if any other matters come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting those proxies.

                                VOTING SECURITIES

    The Board of Directors has fixed the close of business on March 15, 2001, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. At the close of business on the record date there were 26,658,152 shares of the issued and outstanding common stock of the Corporation in circulation, each of which is entitled to one vote at the Annual Meeting.

    The presence, either in person or by proxy, of at least a majority of the Corporation's issued and outstanding shares of common stock in circulation is necessary to constitute a quorum. For purposes of determining quorum, abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated that it does not have discretionary authority to vote on a particular matter. Action with respect to Proposal 1: Election of Directors, and Proposal 2: Ratification of Appointment of Independent Accountants, shall be taken by a majority of the total votes present in person or by proxy and entitled to vote. Therefore, as to such prospect, abstentions and broker non-votes will have the same effect as a vote against the proposals. Each share of common stock is entitled to one vote for the proposals to be considered.

                       BENEFICIAL OWNERSHIP OF SECURITIES

    The following sets forth information known to the Bank as to the persons or entities which as of March 15, 2001, by themselves or as a group, as the term is defined by section 13(d)(3) of the Securities Exchange Act of 1934, are the beneficial owners of 5% or more of the issued and outstanding common stock of the Corporation in circulation. All information concerning persons who may be beneficial owners of 5% or more of the stock is derived from Schedule 13(D) or 13(G) statements filed and notified to the Bank and information submitted by individual stockholders.

BENEFICIAL OWNERS OF 5% OR MORE:

Name                                   Number of Shares       Percentage (1)
----------------------------------------------------------------------------
FMR Corp
82 Devonshire Street
Boston, MA 02109                          2,637,000               9.89%

Angel Alvarez-Perez
Chairman, President and CEO
First BanCorp
1519 Ponce de Leon Avenue
Santurce, PR 00908                        2,304,278               8.64%

Garity & Co., Capital Management
1414 Banco Popular Center
Hato Rey, Puerto Rico 00918               1,945,272               7.30%

BENEFICIAL OWNERSHIP BY DIRECTORS OR NOMINEES:

    The following table sets forth information with regard to the total number of shares beneficially owned by each member of the Board of Directors and each Executive Officer and by all Directors and Executive Officers and Officers as a group.(2)

Name                                        Number of Shares    Percentage (1)
------------------------------------------------------------------------------
Directors:
Angel Alvarez-Perez,
  Chairman, President and CEO                  2,304,278           8.64%
Jose Julian Alvarez-Bracero                        6,500           *
Annie Astor-Carbonell, Senior EVP                459,924           1.73
Rafael Bouet-Souffront                           106,000           *
Jorge L. Diaz                                        400           *
Francisco D. Fernandez                            84,434           *
German E. Malaret                                 22,603           *
Hector M. Nevares                              1,285,000 (3)       4.82%
Antonio Pavia-Villamil                            68,989           *
Jose Teixidor                                     43,580           *
Angel L. Umpierre                                659,190           2.46

Executive Officers:
Luis M. Beauchamp, Senior EVP                    433,024           1.62
Aurelio Aleman, Executive VP                       -0-              *
Ricardo Ramos-Luina                                -0-              *
Fernando Batlle, Executive VP                      630              *
Randolfo Rivera                                    -0-              *
Directors, Executive Officers and
other Officers as a group (41 persons)         5,541,328          20.79%

--------
(1) As a percentage of 26,658,152 shares issued, outstanding and in circulation as of the record date of March 15, 2001.
(2) Information regarding the beneficial ownership by officers and directors is derived from information submitted by such officers and directors.
(3) Under applicable regulations shares are deemed to be beneficially owned by a person if she or he directly or indirectly has the power to vote of dispose of such shares. Mr. Hector M. Nevares is the beneficial owner of 150,000 shares; however, he has the proxy to vote on an additional 1,135,000 shares over which he disclaims ownership.

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS OF
                FIRST BANCORP, DIRECTORS WHOSE TERMS CONTINUE AND
                      EXECUTIVE OFFICERS OF THE CORPORATION

    The Bylaws of the Corporation provide that the Board of Directors shall consist of a number of members fixed from time to time by resolution of an absolute majority of the Board of Directors, provided that the number of directors shall always be an odd number and not less than five nor more than fifteen. The Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class is elected each year on a rotating basis. The Board of Directors has fixed the number of directors at eleven (11). The members of the Board of Directors of First BanCorp are also the members of the Board of FirstBank Puerto Rico (the "Bank"). On August 21, 1999, the Board of Directors adopted a retirement policy for directors of the Corporation and of the Bank. Under the new retirement policy directors who reach 70 years of age or complete fifteen years of service on the Board may continue to serve until the end of the term to which they have been elected, but will not be eligible to stand for reelection.(4) The information presented below regarding the time of service on the Board of Directors includes terms served on the Board of the Bank.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors of First BanCorp knows of no reason why any of the persons listed below may not be able to serve as a director if elected.

                                   PROPOSAL #1
                              ELECTION OF DIRECTORS

                  NOMINEES FOR A THREE-YEAR TERM EXPIRING 2004

Angel Alvarez-Perez, 53
Chairman, President & Chief Executive Officer
Chairman, President & Chief Executive Officer of First BanCorp since November 1998. President & Chief Executive Officer of FirstBank since 1990, and Chairman since August 1999. From March 1990 to August 1990, Executive Vice President. Prior to joining the Bank, attorney at law specializing in corporate and commercial law. From 1987 to February 1990, partner with the law firm of Vazquez, Vizcarrondo, Alvarez, Angelet & Gonzalez. Director of the Federal Home Loan Bank of New York from December 1993 to January 1995. Member of the Board of Directors of Visa International. Chairman and CEO of First Federal Finance Corporation, and First Leasing & Rental Corporation.(5) Director since 1989.

Juan Acosta-Reyboras, 45
Certified Public Accountant since 1977 and attorney at law since 1985. Partner in law firm of Acosta Abarca & Ramirez, LLP, specializing in tax and corporate law, individual tax planning, estate planning and general matters of tax and corporate law. Admitted to the Puerto Rico Bar and the U.S. Court of Appeals for the First Circuit in 1985. Former partner, accounting firm of KPGM, and former partner at law firms of Goldman Antonetti & Cordova and McConnell Valdes. Member of Puerto Rico Society of Certified Public Accountants, serving as President from 1994 to1995. Member of American Bar Association and the American Institute of Certified Public Accountants (Member of Council, 1994 to 1995) and State Legislative Committee. Former member of the Puerto Rico Chamber of Commerce Executive Committee. New Nominee.

Jose Luis Ferrer-Canals, 41
Doctor of Medicine: Graduate of School of Medicine, University of Puerto Rico, 1986. From 1986 to 1988, general surgery residency training and straight surgical internship University District Hospital and San Juan VA Medical Center. From 1988 to 1992, urology residency at Jackson Memorial Medical Center, University of Miami. From 1992 to present, private urology practice with staff privileges at Pavia and San Jorge hospitals in San Juan, Puerto Rico, and 1992


----------
(4) Pursuant to the above referenced Retirement Policy, directors Angel L. Umpierre and Antonio Pavia-Villamil are not eligible for reelection.
(5) First Federal Finance Corporation and First Leasing and Rental Corporation are wholly owned subsidiaries of First BanCorp Puerto Rico.

to 1999, staff urologist at San Juan VA Medical Center. Commissioned Captain in the United States Air Force in March 1991 and appointed Chief of Aeromedical Service of the 482nd Medical Squadron, December 1992. From 1995 to present, Individual Ready Reservist AFRC, HQ ARPC, Denver, Colorado; promoted to Major in 1996. Member American Association of Clinical Urologists, Urological Association of Puerto Rico and American Urological Association, Southeastern Section, Alpha Omega Alpha Medical Honor Society since 1986. From 1995 to present, member Hospital Pavia Peer Group Review Committee, Hospital Pavia, San Juan P.R., Medical Faculty Representative to Hospital Pavia from 1996 to 1998. Professor of Flight Physiology and Aerospace Medicine, InterAmerican University of Puerto Rico. Member of Board of Directors of American Cancer Society, Puerto Rico Chapter 1999 to present. New Nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS DIRECTORS. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.


                    MEMBERS OF THE BOARD CONTINUING IN OFFICE

                      Directors Whose Terms Expire in 2002

Francisco D. Fernandez, 73
Consulting Engineer. Founder and Chief Executive Officer of Abacus Corporation, an information systems consulting firm, since 1970. Chairman of First Leasing & Rental Corporation and former Director of First Federal Finance Corporation to August 1999. Director since 1976.

German E. Malaret, 72
Doctor of Medicine. Medical Director of the Puerto Rico and Caribbean Cardiovascular Center. Former State Surgeon for the Puerto Rico National Guard. Past Governor for the District of Puerto Rico of the American College of Physicians and of the American College of Cardiology, and Associate Professor of Medicine of the University of Puerto Rico. Chairman of FirstBank from 1990 to August 21, 1999. Director since 1976.

Annie Astor-Carbonell, 43
Senior Executive Vice President - Chief Financial Officer
Certified Public Accountant. Senior Executive Vice President & Chief Financial Officer of FirstBank since March 1997. From 1987 to 1997, Executive Vice President and Chief Financial Officer. From 1984 to 1987, Senior Vice President and Comptroller. Prior to joining the Bank, Senior Auditor at Peat Marwick Mitchell & Co. Director of First Puerto Rico Growth and Income Fund, Inc. since 1998. Director of Puerto Rico Telephone Company from January 1993 to March 1999, serving as Chairperson from 1997 to March 1999. Member of the Board of Trustees of Sacred Heart University from 1991 to 1995, serving as Chairperson from 1993 to 1995. Joined the Bank in 1983. Director since 1995.

Rafael Bouet-Souffront, 54
Industrial Engineer. From 1987 to present, President of Bouet & Rodriguez, Inc., a company engaged in the installation and construction of industrial, residential and institutional electrical projects. From 1980 to 1987, President of North Caribbean Electrical Corp., electrical contractors. Director since 1998.

Jorge L. Diaz, 47
Executive Vice President and member of the Board of Directors of Empresas Diaz, Inc., general contractors, and Executive Vice President and Director of Betteroads Asphalt Corporation, asphalt pavement manufacturers, Betterecycling Corporation, recycled asphalt manufacturers, and Coco Beach Development Corporation, a real estate development company. Member of the Chamber of Commerce of Puerto Rico, the Association of General Contractors of Puerto Rico and of the U. S. National Association of General Contractors. Member of the Board of Trustees of Baldwin Schools of Puerto Rico and of Cushing Academy, Boston, Massachusetts. Director since 1999.

                      Directors Whose Terms Expire in 2003

Jose Julian Alvarez-Bracero, 67(6)
January 1, 1999 to present, Executive Director of "Fundacion Cruz Azul de Puerto Rico, Inc." From 1995 until retirement on December 31, 1998 was President and CEO of La Cruz Azul de Puerto Rico, a medical insurance provider. From 1981 to December 1994, Executive Director, La Cruz Azul de Puerto Rico. Member of the Puerto Rico Chamber of Commerce, serving as President from 1990 to 1991. Past member of the Board of Directors of Banco Central Corporation, from April 1987 to January 1996. Director since November 1996.

Hector M. Nevares, 50
    Private Investor. Vice Chairman, Suiza Foods Corp. from 1996 to present. Partner in Suiza Realty, S.E. Member of the Board of Directors of the Government Development Bank for Puerto Rico from 1989 to 1993. Director since June 1993.

Jose Teixidor, 47
    Executive Vice President and General Manager, B. Fernandez & Hnos., Inc., Chairman of the Board, Pan Pepin Inc. Chairman of the Board, Baguettes, Inc. President, Eagle Investment Fund, Inc. Member of the Board of Directors of El Nuevo Dia, Inc. Director since January 1994.

                 SENIOR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to executive officers of the Corporation and of the Bank who are not directors.

Luis M. Beauchamp, 58
Senior Executive Vice President and Chief Lending Officer
    From March 1997 to present, Senior Executive Vice President and Chief Lending Officer of FirstBank. From 1990 to March 1997, Executive Vice President, Chief Lending Officer. From 1988 to 1990, General Manager for New York banking operations for Banco de Ponce. Director of First Leasing and Rental Corporation and of First Federal Finance Corp. d/b/a "Money Express." Joined the Bank in 1990.

Aurelio Aleman, 42
Executive Vice President
Executive Vice President, Retail Banking of FirstBank, and President of First Leasing and Rental Corporation and of First Federal Finance Corporation, wholly owned subsidiaries of FirstBank. From 1996 to 1998, Vice President, CitiBank, N.A., responsible for wholesale and retail automobile financing and retail mortgage business. From 1994 to 1996, Vice President, Chase Manhattan Bank, N.A., Banking Operations and Technology for Corporate Capital Markets. Joined the Bank in 1998.

Fernando L. Batlle, 34
Executive Vice President
Executive Vice President - Sales and Distribution and Mortgage Banking Group of FirstBank. Director of First Federal Finance Corporation d/b/a "Money Express" and of First Leasing & Rental Corporation, wholly owned subsidiaries of FirstBank. From April 1996 to October 1997, Managing Director Neva Management Corporation, an investment management firm. From 1994 to April 1996, Senior VP - Investments Department and Treasurer of FirstBank, and from June 1994 to December 1994, Vice President, Secondary Market at FirstBank, Puerto Rico. From September 1992 to June 1994, Harvard Business School, obtaining MBA in June 1994. From 1989 to August 1992, Assistant VP, Puerto Rico Home Mortgage. Joined the Bank in October 1997.

Ricardo N. Ramos-Luina, 44
Executive Vice President
Executive Vice President in charge of the Bank's Securities Department since August 1999. From November 1998 to July 1999, Executive Vice President for Reliable Financial Services, Inc., a subsidiary of Wells Fargo. From August 1992 to September 1998, Senior Vice President Finance of Oriental Financial Group. Joined the Bank in August 1999.


-------------
(6) Not related to Chairman Angel Alvarez-Perez

Randolfo Rivera, 47
Executive Vice President
Executive Vice President in charge of Corporate Banking of FirstBank since May 1998. From April 1990 to December 1996, Vice President and Component Executive for local companies, public sector and institutional markets for Chase Manhattan Bank, N.A. in Puerto Rico. From January 1997 to May 1998, Corporate Finance Executive in charge of the Caribbean and Central American Region for Chase Manhattan Bank in Puerto Rico. Joined the Bank in May 1998.

                        OTHER OFFICERS OF THE CORPORATION

Luis Cabrera-Marin, 31
Senior Vice President - Treasury and Investments
Senior Vice President of the Investment and Treasury Department since May 1997. From August 1995 to May 1997, Director of Asset Management, Government Development Bank for Puerto Rico. From August 1994 to August 1995, Investment Executive, Oriental Financial Services, Inc., Puerto Rico. Joined the Bank in 1997.

Aida Garcia, 49
Senior Vice President - Human Resources
    Director of Human Resources since May 1990. From 1988 to 1990, Second Vice President, Human Resources. Prior to joining the Bank, Director of Human Resources at Dr. Federico Trilla Hospital in Carolina. Joined the Bank in 1988.

Laura Villarino-Tur, 42
Senior Vice President - Comptroller
    Certified Public Accountant. Appointed Senior Vice President - Comptroller of FirstBank in 1987. Vice President, Assistant Comptroller from 1984 to 1987. Prior to joining the Bank, Staff Auditor with Peat Marwick Mitchell & Co. Joined the Bank in 1984.

Joseanne Rossello, 46
Senior Vice President, Marketing and Public Relations Director
    Appointed Senior Vice President in January 1997. From November 1994 to January 1997, Vice President - Marketing Director, Banco Santander de Puerto Rico. Joined the Bank in January 1997.

Antonio R. Escriba-Oliver, 66
Secretary of the Board of Directors, attorney at law, member of the law firm Melendez-Perez, Moran and Santiago. Secretary of the Board of Directors since 1987, and Secretary of the Corporation since 1998. From 1987 to present, Secretary of the Board of First Federal Finance Corporation and First Leasing and Rental Corporation.

                        BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Corporation is composed of the same persons who are the directors of FirstBank. During fiscal 2000, the Board of Directors of First BanCorp held a total of five regular meetings and three extraordinary meetings and the Board of Directors of the Bank held 12 regular meetings. Each of the incumbent directors attended in excess of 75% of the aggregate of the total meetings of the Board of Directors and meetings of the Board committees on which they served.

                                 AUDIT COMMITTEE

    The Audit Committee is composed of five outside directors who are not and have never been involved in the day-to-day management of the Corporation or of the Bank. The functions of the Audit Committee include review of the reports of examination from regulatory agencies as well as review of examinations and comments from the independent accountants. The Committee also monitors the quality of the Bank's assets in order to provide for an early identification of possible problem assets. Reference is made to the Audit Committee's Report and Charter, which appear as Exhibit I to this proxy statement, for further description of the responsibilities of the Committee and its composition. During fiscal 2000, the Audit Committee met a total of five times.

                             COMPENSATION COMMITTEE

    The Compensation Committee is responsible for administering the executive compensation program, including the stock option plans, and for evaluating the performance of key executives, including that of the President and CEO. During fiscal 2000, the Committee was composed of Angel L. Umpierre, Hector M. Nevares and Jose Teixidor. The Compensation Committee met two times during 2000.

                              NOMINATING COMMITTEE

    Pursuant to Article I, Section 14, of the Bylaws of the Corporation, the Board of Directors acts as the Nominating Committee for selecting the nominees for the election of directors at the next succeeding Annual Meeting of Stockholders. No nominations for directors except those made by the Board shall be voted upon at the Annual Meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Bank at least thirty (30) days prior to the date of the Annual Meeting. Ballots bearing the names of the persons nominated by the Nominating Committee and by stockholders, if any, will be provided for use at the Annual Meeting.

                            COMPENSATION OF DIRECTORS

    Outside directors of the Corporation do not receive compensation for service to the Board of the Corporation; however, they receive compensation for their service to the Board of FirstBank Puerto Rico and its committees. Outside directors receive $1,200 for each meeting of the Board of the Bank attended. Outside directors also receive $900 for attendance at the meetings of the Audit Committee and $500 for attendance at the meetings of the Credit Committee and the Compensation Committee of the Board. No fees were paid for meetings of the Compensation Committee.

    Officers of the Corporation, the Bank or the subsidiaries do not receive fees or other compensation for service on the boards of directors of the Corporation, the Bank, the subsidiaries or any of their committees.

    The following table sets forth fees paid to outside Directors for their attendance at meetings of the Board of Directors of the Bank and committees during fiscal 2000.

                                       BOARD OF                                      TOTAL
                    NAME               DIRECTORS        AUDIT         CREDIT          FEES
         --------------------------------------------------------------------------------------
         German Malaret               $14,400.00    $ 3,600.00            N/A     $18,000.00
         Francisco Fernandez          $14,400.00    $ 4,500.00       $ 500.00     $19,400.00
         Jose Julian Alvarez          $13,200.00    $ 4,500.00            N/A     $17,700.00
         Armando Lopez*                $3,600.00           N/A            N/A      $3,600.00
         Hector M. Nevares            $10,800.00           N/A     $ 5,000.00     $15,800.00
         Antonio Pavia                $13,200.00    $ 4,500.00            N/A     $17,700.00
         Jose Teixidor                $13,200.00           N/A     $ 3,500.00     $16,700.00
         Angel Umpierre                $8,400.00    $ 3,600.00            N/A     $12,000.00
         Rafael Bouet                 $14,400.00           N/A     $ 5,500.00     $19,900.00
         Jorge Diaz                   $13,200.00           N/A     $ 5,500.00     $18,700.00
         TOTAL                       $118,800.00    $20,700.00     $20,000.00    $159,500.00

         *Mr. Armando Lopez served until April 27, 2000.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors comprises five directors who are not now and have never been employees of the Bank or of the Corporation. All members of the Committee are independent under the rules of the New York Stock Exchange. The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation and of the Bank. The full responsibilities of the Committee are set forth in its charter which was approved by the Board of Directors on May 23, 2000, and will be updated and approved by the Board of Directors annually. A copy of the Audit Committee's Charter as approved by the Board of Directors is attached as Exhibit I to this proxy statement. The members of the Audit Committee as of the date of this proxy statement appear at the end of this report.

    In fulfilling its responsibilities the Audit Committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report with management and with the independent accountants, PricewaterhouseCoopers LLP. The Committee has also discussed with the independent accountants the overall audit process and reviewed all reports prepared by the independent accountants. The independent accountants have been provided with full access to the Committee, and all matters required to be reviewed by generally accepted auditing standards have been reviewed.

    The Committee also discussed with PricewaterhouseCoopers LLP the auditors' independence from the Corporation and the Bank and their management. To the extent necessary, the Committee also reviewed all relationships and services that might bear on the auditors' objectivity as independent accountants. The Committee has received written affirmation from the independent accountants as required by the Independence Standards Board Standard No. 1, Independence Standards with Audit Committees.

    Based on the reviews and discussions referred to above, the committee has recommended that the Audited Financial Statements be included in the Corporation Annual Report on Form 10K for fiscal year 2000 to be submitted to the Securities Exchange Commission. The Committee and the Board of Directors have also recommended, subject to Stockholder approval, the re-appointment of PricewaterhouseCoopers LLP as the independent accountants for the Corporation.

    By the Audit Committee of the Board of Directors:
        Angel L. Umpierre
        German E. Malaret
        Antonio Pavia-Villamil
        Francisco D. Fernandez
        Jose Julian Alvarez

                       COMPENSATION OF EXECUTIVE OFFICERS

    The summary compensation table set forth below discloses compensation for the Chief Executive Officer and the most highly paid executive officers of the Corporation, FirstBank or its subsidiaries who worked with the Corporation, the Bank or such subsidiaries during any period of such fiscal year and whose total cash compensation for fiscal 2000 exceeded $100,000 (named executives).

                              Summary Compensation
                                                                       Other
Name & Position                       Year   Salary ($)   Bonus ($)   ($)(7)
-----------------------------------------------------------------------------
Angel Alvarez-Perez                   2000   675,000      500,000      5,120
Chairman, President & CEO             1999   675,000      500,000      4,803
                                      1998   550,000      400,000      1,999
-----------------------------------------------------------------------------
Annie Astor-Carbonell                 2000   300,000      175,000      4,710
Senior Executive Vice President       1999   300,000      175,000      4,609
Chief Financial Officer               1998   265,000      175,000      1,729
-----------------------------------------------------------------------------
Luis M. Beauchamp                     2000   325,000      200,000      5,303
Senior Executive Vice President       1999   325,000      200,000      4,979
Chief Lending Officer                 1998   265,000       80,000      1,999
-----------------------------------------------------------------------------
Aurelio Aleman                        2000   250,000      175,000      4,779
Executive Vice President              1999   250,000      150,000      3,858
Consumer Lending Group                1998   200,000      150,000       -0-
-----------------------------------------------------------------------------
Fernando Batlle                       2000   250,000      175,000      5,252
Branch Banking & Mortgage Lending     1999   250,000      150,000      4,762
Department                            1998   200,000      150,000      1,383
-----------------------------------------------------------------------------
Randolfo Rivera                       2000   250,000      175,000       -0-
Executive Vice President              1999   250,000      150,000       -0-
Corporate Financing Group             1998   109,233      150,000       -0-
-----------------------------------------------------------------------------
Ricardo Ramos-Luina                   2000   200,000       40,000     3,816
Executive Vice President              1999    53,078       30,000       -0-
Securities Department                 1998
-----------------------------------------------------------------------------

--------------
(7) Represents the Bank's pro rata contribution to the executive's participation in the Defined Contribution Retirement Plan.

                                STOCK OPTION PLAN

    The Stock Option Plan is intended to encourage optionees to remain in the employ of the Corporation, the Bank or its subsidiaries and to assist the Board of Directors and Management in its efforts to attract and to recruit qualified officers to serve the Corporation, the Bank or its subsidiaries. The stock subject to such stock options shall be authorized but unissued shares of the Corporation's $1.00 par value common stock.

    The Plan is administered by the Compensation Committee (the "Committee"), whose members are all outside directors appointed by the Board of Directors. All members of the Committee meet the criteria of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act"). The Committee has discretion to select which eligible persons will be granted stock options, the number of shares of common stock that may be subject to such options, whether stock appreciation rights will be granted for such options and, generally, to determine the terms and conditions in accordance with the Plan. The Plan also provides for proportionate adjustments in the event of changes in capitalization resulting from, among other things, merger, consolidation, reorganization, recapitalization, reclassification, and stock dividends or splits. All options must be granted within ten years of the effective dates of the Plan. All options granted expire on the date specified in each individual option agreement, which date will not be later than the tenth anniversary of the date the option was granted. An eligible person may hold more than one option at a time. The purchase price of options granted shall not be less than the fair market value of the Corporation's common stock at the date of the grant.

    The Plan may be amended at any time by the Board of Directors, subject to any applicable regulatory limitation or regulatory approval requirement. However, shareholder approval is required if an amendment increases the number of shares of common stock that may be subject to options, materially changes the eligibility criteria, changes the minimum purchase price or increases the maximum term of the options.

    The Plan also provides that no person shall be eligible for a stock option grant if at the date of such grant such person beneficially owns more than ten percent (10%) of the outstanding common stock of the Corporation. In addition, pursuant to the change of control provisions contained in Section 12 of the Banking Law of Puerto Rico, as amended (7 L.P.R.A. 39), to the extent that by the exercise of an option a person would acquire the beneficial ownership of five percent (5%) or more of the issued and outstanding common stock of the Corporation, such person must obtain the approval of the Commissioner of Financial Institutions prior to the exercise of such option. Options granted under the Plans are not transferable other than by will or the laws of descent and distribution. During the life of the optionee, the options may be exercised only by such optionee. In the event of the death or disability of an optionee, options may be exercised whether or not exercisable at the time of such death or disability within one year after the date of such death or disability, but not later than the date the option would otherwise have expired.

    If the employment of an employee is terminated by retirement in accordance with the Corporation's normal retirement policies or is voluntarily or involuntarily terminated within one year after the date of a change in control, the option may be exercised within three months of such occurrence whether or not the option is exercisable at such time, but not later than the date that the option would otherwise have expired.

    Options may be exercised by payment of the fair market price per share established in the Option Agreement, as adjusted for any changes in capitalization, if applicable. Payment may be in cash or at the election of the optionee, common stock of the Corporation having an aggregate fair market value equal to or less than the total option price (i.e. purchase price multiplied by the number of shares bought), plus cash. At the discretion of the Committee, the optionee could be granted stock appreciation rights with respect to an option.

    In April 1987, the Stockholders ratified the Bank's first Stock Option Plan (the "1987 Plan"), which expired on January 21, 1997. As of such expiration date, no new options have been granted under the expired 1987 Plan. On April 19, 1997, the Stockholders ratified a new Stock Option Plan (the "1997 Plan"), for which 2,898,704 shares were set aside. As of December 31, 2000, there were a total of 234,000 shares subject to unexercised options granted under the 1987 Plan and 1,042,500 under the 1997 Plan. As of December 31, 2000, the total of unexercised options under the two plans was 1,276,500 shares. Except to the extent limited by the Puerto Rico Internal Revenue Code of 1994, as amended, all outstanding options are now exercisable.

                        OPTION/GRANTS IN LAST FISCAL YEAR
    The table set forth below discloses the information regarding the stock options granted to the Bank's Chief Executive Officer and the most highly paid executives during 2000.

                                         Shares         %
                                         Underlying     Granted                               Value
                                         Options/SAR    in fiscal  Exercise       Expiration  Grant Date
Name                                     Granted 2000   2000       Base Price ($) Date        Present Value
-----------------------------------------------------------------------------------------------------------
Angel Alvarez-Perez                         150,000         47%       $22.3125     12/13/10     $824,946
Annie Astor-Carbonell                        27,000        8.4%        22.3125     12/13/10      148,489
Luis M. Beauchamp                            30,000        9.4%        22.3125     12/13/10      164,988
Aurelio Aleman                               26,000        8.2%        22.3125     12/13/10      142,989
Fernando Battle                              24,000        7.5%        22.3125     12/13/10      131,990
Randolfo Rivera                              26,000        8.2%        22.3125     12/31/10      142,989
Ricardo Ramos-Luina                           5,000        1.5%        22.3125     12/31/10       27,498

-------------------
*As permitted by SEC rules, the Black/Sholes pricing model was used to value these stock options. It should be noted that this model is only one method of valuing options and First BanCorp's use of the model is not an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price and the time of exercise. Options granted on December 13, 2000, were granted at $22.3125. All options were granted at the market price of First BanCorp's common stock on the day of grant. All options were granted for a term of ten years and, except to the extent limited by law, are exercisable at any time during the term of the option. In calculating the value of such options, the following assumptions were made:

         o Estimated time until exercise of 3.11 years.
         o The risk free rate, which was obtained from U.S. Federal Government obligations maturing close to the estimated time until exercise of the option is 5.36%.
         o Volatility assumption is the historical price volatility of the Corporation's closing stock price as measured by standard deviation of day-to-day logarithmic price changes. The volatility for the options granted on December 13, 2000, is 31.74.
         o Based on the above assumptions, the theoretical value of the stock options granted on December13, 2000, is $5.49964. These valuations do not take into account the non-transferability provision of the Stock Options Plan.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR OPTION VALUE

    The table set forth below discloses the aggregated options/SAR exercises and value realized and the number of unexercised options and the value thereof with regards to the Chief Executive Officer and the most highly paid executives (named executives) as of December 31, 2000, under the Plans.

                                                                                              Value of
                                                                           Number of        Unexercised
                                                                         Unexercised        In The Money
                                          Shares Acquired     Value       Options at         Options at
         Name                               on Exercise      Realized     12/31/00 (1)      12/31/00 (2)
         ------------------------------------------------------------------------------------------------
         Angel Alvarez-Perez                    -0-            -0-           574,000          $3,569,875
         Annie Astor-Carbonell                  -0-            -0-           148,000           1,370,747
         Luis M. Beauchamp                      -0-            -0-           161,000           1,431,884
         Aurelio Aleman                         -0-            -0-            90,000             261,625
         Fernando Batlle                        -0-            -0-            88,000             328,750
         Randolfo Rivera                        -0-            -0-            78,000              82,625
         Ricardo Ramos-Luina                    -0-            -0-            15,000              76,250

(1). All presently unexercised options are exercisable at this time.

         2. The value of unexercised in-the-money options represents the difference between the grant price of the option and the market price as of December 31, 2000, multiplied by the number of in-the-money options outstanding as of that date. At the close of business on Friday, December 29, 2000, the closing price of First BanCorp's common stock was $23.625. The average price at which the named executives could have exercised their outstanding options as of such date was $5.7915 for options granted on 11/28/94; $15.625 for options granted on 11/13/97; $19.1875 for options granted on 2/24/98; $27.094 for options granted on 5/26/98; $26.00 for options granted on 11/17/98; $22.56 for options granted 8/24/99; $19.625 for options granted on 11/23/99; and
         22.3125 for options granted on 12/13/00. As of 12/31/00, the named executives held unexercised options to purchase shares as follows:
         Angel Alvarez-Perez, 120,000 granted on 11/28/94, 104,000 granted on 11/25/97, 100,000 granted on 11/17/98, 100,000 granted on 11/23/99 and
         150,000 granted on 12/13/00. Annie Astor-Carbonell, 57,000 granted on 11/28/94, 32,000 granted on 11/25/7, 16,000 granted on 11/17/98, 16,000 granted on 11/23/99 and 27,000 granted on 12/13/00. Luis M. Beauchamp, 57,000 granted on 11/28/94, 38,000 granted on 11/25/97, 18,000 granted on 11/17/98, 18,000 granted on 11/23/99 and 30,000 granted on 12/13/00.
         Mr. Aurelio Aleman, 40,000 granted on 2/24/98, 12,000 granted on 11/17/98; 12,000 granted on 11/23/99 and 26,000 granted on 12/13/00.
         Fernando Batlle 20,000 granted on 11/26/97, 20,000 granted on 2/24/98, 12,000 granted on 11/17/98; 12,000 granted on 11/23/99 and 24,000 granted on 12/13/00. Mr. Randolfo Rivera, 40,000 granted on 5/26/98; 12,000 granted on 11/23/99 and 26,000 granted on 12/13/00. Ricardo
         Ramos-Luina, 10,000 granted on 8/24/99 and 6,000 granted on 12/13/00. All options were granted at an exercise price equal to the market price of First BanCorp's common stock on the date of grant. The Stock Option Plan provides for automatic adjustments in the number and price of options due to changes in capitalization resulting from stock dividends or splits. All options granted prior to May 29, 1998, have been adjusted to reflect the 100% stock split distributed on that date.

                              EMPLOYMENT AGREEMENTS

    The following table discloses information regarding the employment agreements of the named executives with FirstBank.

Name                     Effective Date  Current Base Salary ($)   Term of Years
--------------------------------------------------------------------------------
Angel Alvarez-Perez         05-14-98           $675,000                 4
Annie Astor-Carbonell       04-14-98            300,000                 4
Luis M. Beauchamp           05-14-98            325,000                 4
Aurelio Aleman              02-24-98            250,000                 4
Fernando Batlle             05-14-98            250,000                 4
Randolfo Rivera             05-26-98            250,000                 4
Ricardo Ramos-Luina         05-23-99            200,000                 3

    The agreements provide that on each anniversary of the date of commencement of each agreement the term of such agreement shall be automatically extended for an additional one (1) year period beyond the then-effective expiration date, unless either party receives written notice that the agreement shall not be further extended. Notwithstanding such contract, the Board of Directors may terminate the contracting officer at any time; however, unless such termination is for cause, the contracting officer will continue to be entitled to the compensation provided in the contract for the remaining term thereof. "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order or any material breach of any provision of the Employment Agreement.

    In the event of a "change in control" of the Bank during the term of the employment agreements, the executive shall be entitled to receive a lump sum severance payment equal to his or her then current base annual salary plus the highest cash performance bonus received by the executive in any of the four (4) fiscal years prior to the date of the change in control, multiplied by the term of years for which such contracting officer's employment agreement was to be effective on the date into which it was entered. The severance payment that each of the contracting officers would have received if his or her agreement had been terminated as of December 31, 2000, pursuant to a change of control of the Bank, was: Angel Alvarez-Perez, $4,700,000; Annie Astor-Carbonell, $1,900,000; Luis M. Beauchamp, $2,100,000; Aurelio Aleman, $1,700,000; Fernando Batlle, $1,700,000, Randolfo Rivera, $1,700,000; Ricardo Ramos-Luina, $720,000.

    Pursuant to the employment agreements, a "change in control" shall be deemed to have taken place if a third person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Bank having 25% or more of the total number of votes which may be cast for the election of directors of the Bank, or which, by cumulative voting, if permitted by the Bank's Charter or Bylaws, would enable such third person to elect 25% or more of the directors of the Bank; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Bank before such transactions shall cease to constitute a majority of the Board of the Bank or any successor institution.

                      DEFINED CONTRIBUTION RETIREMENT PLAN

    The Bank has a Defined Contribution Retirement Plan under Section 165(e) of Puerto Rico's Internal Revenue Act(8) which provides participating employees with retirement, death, disability and termination of employment benefits in accordance with their participation. The Plan complies with the "Employee Retirement Income Security Act of 1974 (ERISA)" and the "Retirement Equity Act of 1984 (ERA)." The Bank's employees are eligible to participate in the Plan after completing one year of service and there is no age requirement. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant's account.

    Participating employees may defer from 1% to 10% of their annual salary, up to a maximum of $8,000 into the Plan on a pre-tax basis as employee salary savings contributions. Each year the Bank will make a contribution equal to 25% of each participating employee's salary savings contribution; however, no match is provided for salary savings contributions in excess of 4% of compensation. At the end of the fiscal year, the Bank may, but is not obligated to make, additional contributions in an amount determined by the Board of Directors; however, the maximum of any additional contribution in any year may not exceed 15% of the total compensation of all eligible employees participating in the Plan and no basic monthly or additional annual matches need be made on years during which the Bank incurs a loss.

    In fiscal 2000, the total contribution to the Plan by the Bank amounted to $625,000, which funds were distributed on a pro rata basis among all participating employees. The table below sets forth the total of the Bank's contribution during fiscal 2000 to the named executives of the Bank who participate in the Plan.

              Name                            Total Bank Contribution(9)
              Angel Alvarez-Perez                   $ 5,120
              Annie Astor-Carbonell                   4,710
              Luis M. Beauchamp                       5,303
              Aurelio Aleman                          4,779
              Fernando Batlle                         5,252
              Ricardo Ramos-Luina                     3,816

                      REPORT OF THE COMPENSATION COMMITTEE

    The Executive Compensation Program is administered by the Compensation Committee (the "Committee"), which is composed of three (3) non-employee directors selected by the Board of Directors. During fiscal 2000 the Committee was composed of Messrs. Angel L. Umpierre, Chairman, Hector M. Nevares and Jose Teixidor. None of the members of the Committee are or have been employees of the Corporation, the Bank or of any of its subsidiaries.

Executive Compensation Policy
    The Bank operates in a highly competitive industry where the quality, creativity and professionalism of its executives are of utmost importance to the success, profitability and growth of the institution. The underlying philosophy of any effective compensation program must be to retain and recruit top executives who will make significant contributions to the promotion and achievement of the institutional goals, which will ultimately result in enhanced shareholder value. Accordingly, FirstBank has put in place a compensation policy that is designed to recruit, retain and reward key executives who demonstrate the capacity to lead the Bank in achieving its business objectives.

Objectives
   o Stimulate behavior that will lead to the attainment of the Bank's goals.
   o Provide additional short-term and long-term variable compensation to enable implementation of a pay-for-performance package.

------------
(8) Section 165 of Puerto Rico's Internal Revenue Act is similar to Section 401(k) of the Federal Internal Revenue Code.
(9) Represents the Bank's pro rata contribution to the executive's participation in the Defined Contribution Retirement Plan.

    In making their determinations for fiscal 2000, the Compensation Committee reviewed the Bank's performance as a whole and the performance of the named executives in relation to the performance goals that have been set forth. The Committee also took into consideration the performance of the Bank in comparison with the performance of other banks in the community as well as the performance of the Bank in relation to other institutions of similar size and complexity of loan portfolio and other assets. On the basis of their review, the Committee took the following actions with regard to the named executives.

Incentive Bonus
    The Executive Compensation Program provides for an incentive bonus plan whose purpose is to maximize the efficiency and effectiveness of the operation of the Bank. The Committee has designated the CEO and the Executive Vice Presidents of the Bank as plan participants. The incentive bonus is linked to the performance of the Bank as a whole as well as the achievement of individual goals. On December 13, 2000, the Committee recommended performance bonuses for the following named executives: Luis M. Beauchamp, Senior Executive Vice President, $200,000; Annie Astor-Carbonell, Senior Executive Vice President, $175,000; Aurelio Aleman, Executive Vice President, $175,000; Fernando Batlle, Executive Vice President, $175,000; and Randolfo Rivera, $175,000 and Ricardo Ramos-Luina $40,000.

Long-Term Compensation
    The Executive Compensation Plan also contemplates long-term incentive compensation in the form of stock options under the Bank's Employee Stock Option Plan (the "SOP"). The Compensations Committee has discretion to select which of the eligible persons will be granted stock options, whether stock appreciation rights will be granted with such options, and generally to determine the terms and conditions of such options in accordance with the provisions of the SOP. During fiscal 2000 the following 10-year options were granted to the named executives: Luis M. Beauchamp, 30,000; Annie Astor-Carbonell, 27,000; Aurelio Aleman, 26,000; Fernando L. Batlle, 24,000; Randolfo Rivera, 26,000; and Ricardo Ramos-Luina, 5,000. As previously set forth, all options were granted at an exercise price equal to the price of the stock as of the close of business on the date the options were granted.

Compensation of Chief Executive Officer
    Mr. Angel Alvarez-Perez has served as President and Chief Executive Officer of FirstBank since September 1990 and as Chairman, President and CEO of First Bancorp since November 1998. On December 13, 2000, the Committee granted the President a cash bonus of $500,000 as well as a long-term compensation in the form of a 10-year option to purchase 150,000 shares of FirstBank common stock. The price per share of such grant was $23.625. The compensation granted was determined in accordance with the Bank's compensation policy described above. In making such determination, the Committee took into consideration the Bank's performance during 2000, including a significant increase in First BanCorp's earnings, continued control of operating expenses, and the achievement of goals that are geared to ensure the Bank's continued trend of earnings growth that has produced excellent value for First BanCorp's stockholders.

Angel L. Umpierre
Hector M. Nevares
Jose Teixidor






           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    None of the members of the Compensation Committee has served as an officer or employee of the Corporation, the Bank or of a subsidiary of the Bank.

                    PERFORMANCE OF FIRST BANCORP COMMON STOCK

                         PERFORMANCE OF FIRST BANCORP'S
                       COMMON STOCK BASED ON TOTAL RETURN


                             Total Return Analysis

                        12/31/94  12/31/95   12/31/96  12/31/97   12/31/98  12/31/98  12/31/00
----------------------------------------------------------------------------------------------
FirstBank                 $100      $193       $228      $304       $546      $382      $445
S&P 500                   $100      $138       $170      $226       $291      $352      $323
S&P Regional Banks        $100      $151       $200      $294       $324      $278      $387

    The stock performance graph set forth above compares the cumulative total shareholder return of the Bank's common stock from December 31, 1993, to December 31, 2000, with cumulative total return of the S&P 500 Market Index and the S&P Regional Bank's Index. The S&P 500 Market Index is a broad index that includes a wide variety of issuers and industries representative of a cross section of the market. The S&P Regional Bank Index includes financial institutions comparable to the Bank.

                            OTHER EMPLOYMENT BENEFITS
    The Bank's executive officers are provided life, hospitalization and medical insurance under group plans on generally the same basis as other full-time employees of the Bank. The Bank offers to all of its employees' life insurance coverage of 250% of the employees' annual salaries up to a maximum coverage of $500,000. In the event of accidental death, the coverage is twice that amount. In addition, the Bank offers all of its employees a contributory medical and hospitalization plan and noncontributory long-term disability coverage, which will pay 60% at such employees' salaries up to a maximum of $6,000 per month until age 65. The plans are provided through Servicios de Seguros de Salud, Inc.
(SSS) a Blue Cross and Blue Shield Association of Puerto Rico.

         BUSINESS TRANSACTIONS BETWEEN FIRSTBANK OR ITS SUBSIDIARIES AND
                         EXECUTIVE OFFICERS OR DIRECTORS

    During fiscal 2000, directors and officers and persons or entities related to such directors and officers were customers of and had transactions with the Bank and/or its subsidiaries. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with other persons who are not insiders, and did not either involve more than the normal risk of uncollectibility or present other unfavorable features.

                            SECTION 16(a) COMPLIANCE

    Based upon a review of Section 16(a) filings with the Securities Exchange Commission by directors and officers of the Corporation, Mr. Jose J. Alvarez and Mr. Jose Teixidor and Mr. Fernando Batlle each filed one late report. Mr. Rafael Bouet and Mr. Angel Umpierre each filed two late reports. Mr. German Malaret and Mr. Antonio Pavia filed four and three late reports, respectively, for acquisitions made through the Corporation's automatic dividend reinvestment plan administered by the Bank of New York.

                                   AUDIT FEES

    Total fees paid to PricewaterhouseCoopers LLP for professional services rendered for the annual audit of the Corporation's financial statements and other services for 2000 were $190,800 and $74,700, respectively.
PricewaterhouseCoopers LLP rendered no services with respect to information technology and related matters.

                                   PROPOSAL #2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP has been selected as the independent Certified Public Accountants of the Corporation for the fiscal year ending December 31, 2001. The firm will be represented at the Annual Meeting and representatives will have the opportunity to make a statement, if they so desire, and also will be available to respond to appropriate questions. The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                              STOCKHOLDER PROPOSAL

    Any proposal that a stockholder wishes to have presented at the next Annual Meeting of the Corporation must be received at the main offices of First BanCorp not later than December 20, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Act"), it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. All such proposals should be sent by certified mail, return receipt requested, to the attention of the Secretary.

                                  OTHER MATTERS

    Management of the Corporation does not know of any business to be brought before the Annual Meeting other than that specified herein. However, if any other matters are properly brought before the Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

    The cost of solicitation of proxies will be borne by the Corporation. First BanCorp has retained the services of Morrow & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arranged with Morrow & Co. is in the amount of $3,500 plus reimbursement for out-of-pocket expenses. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First BanCorp's common stock. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

                                  ANNUAL REPORT

    Stockholders will be sent a copy of the Corporation's Annual Report to Stockholders for the fiscal year ended December 31, 2000, prior to or accompanying the Proxy Statement. Such Annual Report is not part of the proxy solicitation material. Upon receipt of a written request, the Corporation will furnish to any stockholder, without charge, a copy of the Corporation's Annual Report on Form 10-K under Section 13 of the Securities Exchange Act of 1934 and the list of exhibits thereto required to be filed with the Securities Exchange Commission under applicable law. Such written request must set forth a good faith representation that the person making the request is, as of March 15, 2001, the owner of record of shares of common stock entitled to vote at the Annual Meeting and should be directed to Antonio R. Escriba -Oliver, Secretary, First BanCorp, 1519 Ponce de Leon Avenue, Santurce, Puerto Rico 00908.

BY ORDER of the Board of Directors
March 29, 2001





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EXHIBIT I
                                  FIRST BANCORP
                             AUDIT COMMITTEE CHARTER

I.   Purpose

     The Audit Committee is appointed by the Board to assist in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements and
     (3) the independence and performance of the Corporation's internal and external auditors.

II. Composition - The Audit committee shall be composed of a minimum three Directors, as determined by the Board.

     The members of the Audit committee shall meet the independence and experience requirements of the Securities and Exchange Commission and the New York Stock Exchange. The members of the Audit Committee shall be appointed by the full Board of Directors.

     The Audit committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

I.   Responsibilities  -  The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

     3. Review analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

     4. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the release of quarterly earnings.

     5. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     8.  Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action so satisfy itself of the independence of the auditor.

     10. Evaluate together with the Board the performance of the independent Auditor and, if so determined by the Audit Committee, recommend that the Board replaces the independent auditor.





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     11. Recommend to the Board the appointment and replacement of the senior internal auditing executive.

     12. Review the significant reports to management prepared by the internal auditing department and management's responses.

     13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     15. Obtain reports from management, the Corporation's senior internal auditing executive and the independent auditor that the Corporation's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation's Code of Conduct.

     16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         (b)  Any changes required in the planned scope of the internal audit.

         (c) The internal audit department responsibilities, budget and staffing.

     18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     19. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Conduct.

     20. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Corporation's Code of Conduct.

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